Corporate Overview August 2006 EXHIBIT 99.1

Safe Harbor for Forward-Looking Statements
Information contained in this presentation and discussed in today’s meetings includes forward-looking statements and management’s estimation regarding the numbers for the third quarter ended September 30, 2006 and beyond.
These statements represent SumTotal Systems’ current expectations or beliefs concerning its results and future events, and include statements, among others, regarding its financial guidance for estimated GAAP and non-GAAP revenue, loss, income, profitability, growth of recurring revenue base, backlog, expenses, charges related to stock-
based compensation, amortization of intangibles; revenue adjustments; continued growth in deferred revenue balance and pipeline; the company’s competitive position and business model, including its market share and leadership position; the company’s ability to execute and the strength and scale of its business model; and the company’s product leadership. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements.
Additional factors that could cause actual results to differ include, but are not limited to, (i) the ability to successfully expand product distribution and service offerings and increase market share; (ii) failure to maintain or increase quarterly bookings or revenue or maintain expense levels; (iii) unanticipated changes to the company’s estimated charges related to stock-based compensation, amortization of intangibles, revenue adjustments and results of adopting SFAS No. 123R; (iv) failure to comply with the covenants in the company’s credit facility that could result in a default, thereby causing a foreclosure or sale of its assets; (v) the acceptance of SumTotal Enterprise Suite
Version 7 and future product offerings; (vi) the ability to successfully implement the company’s solutions;
(vii) significant current and expected additional competition causing, among other things, pricing pressure;
(viii) future litigation that may result in additional expenses, potential adverse judgments or injunctions enjoining the shipment of the company’s products; (ix) the ability to attract and retain highly qualified employees, and the risk of losing employees; (x) the inability to fix in a timely fashion unanticipated bugs, errors or defects that materially impact the functionality or usability of our product line, or unanticipated problems in customer upgrades to the new product line; (xi) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties; and (xii) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and Exchange
Commission, including the company’s annual report on Form 10-K filed on March 28, 2006, its quarterly report on
Form 10-Q filed on May 10, 2006, its Form S-3 filed on June 1, 2006, and its Form 8-Ks. SumTotal Systems assumes no obligation to update the information contained in this presentation or discussed in today’s meetings.

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: over $100M annual revenue run rate, over $10M annual cash flow from operations run rate
Current Enterprise Value: < 1.5x revenue
Four consecutive quarters of double digit, year-over-year revenue growth and profitability
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

Environmental Factors Driving Opportunity
Fragmented market with immature
vendors
‘Discretionary’ focus on training and
HR transactions
Labor markets not constrained
Focus on employees only
Expectation that Talent mgmt apps
would become a component of PSFT
/ other ERP suites
Learning and Talent Management
Markets 3 Years ago...
…and, Today
Consolidated market with clear
leaders
‘Mission Critical’ applications
focused on business results
Baby Boom retiring – Turnover
rates high
‘Extended Enterprise’ demand
from suppliers,
producers and customers
PSFT acquisition diminishes
ERP threat

THE WALL STREET JOURNAL.
ONLINE

February 17, 2005

MARKETS

Citigroup Works on Its Reputation

By MITCHELL PACELLE
Staff Reporter of THE WALL STREET JOURNAL
February 17, 2005; Page C3

NEW YORK -- **Citigroup** Inc. Chief Executive Charles Prince unveiled to employees a "five-point pl company's ethics, formalizing initiatives he has been discussing since last fall.

In an interview yesterday, Mr. Prince said the plan, which emphasizes staff training and fortified interna need for the world's largest financial services firm to better balance its "delivering the numbers" culture attention to reputation.

"We need to change the way we do business," he said. "But we don't want to throw away our perform

Mr. Prince has been trying to move Citigroup beyond past regulatory scandals and bond trading in Europe have put ethics concerns back on the front burner.
a note introducing the plan to Citigroup employees Tuesday but observed that commodity -- the trust of our clients, the patience of our employees, and the fu

Financial regulators in several European countries and prosecutors in Germany
August by Citigroup traders in London. Dubbed "Dr. Evil" in one internal comm movies -- the trading strategy roiled the market for European government bond
"regret" over the trading, while asserting that it believes it didn't violate any rules

The five-point plan, laid out in a four-page document posted on an internal em employees they could expect to see over the next 12 to 18 months.

Charles Prince

All managers will be required to participate in beefed-up training programs, and all employees will hav

1998
2000
2002
2005

SumTotal

Mission Critical
CEO’s “5 Point Ethics
Program” for 350,000
employees worldwide
“#2 Most Used
Application (behind
email)” - CTO
Most active website
within the company; 60
million page hits per year
NCR
University

Growing Market
$0.0
$0.1
$0.2
$0.3
$0.4
$0.5
$0.6
$0.7
$0.8
$0.9
$1.0
2005 2006 2007 2008
Source:  IDC; Yankee Group
$ Billion
CAGR 18%
CAGR 17%
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
2005 2006 2007 2008
$ Billion
LMS Market Talent Management
(including Recruiting, Performance,
Learning and Incentive Management)

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: over $100M annual revenue run rate, over $10M annual cash flow from operations run rate
Current Enterprise Value: < 1.5x revenue
Four consecutive quarters of double digit, year-over-year revenue growth and profitability
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

SumTotal Background
Leader in emerging mission critical space
The largest provider of learning and business performance technologies and services
NASDAQ: SUMT
Formed by merger of Docent (DCNT) and Click2learn (CLKS) in March, 2004
Acquisition of Pathlore Software in October 2005
Global Company
Headquarters in Mountain View, California
U.S. offices in Seattle, Chicago, Columbus and Rochester
International offices in Australia, France, Germany, Hong Kong, India, Japan,
Singapore and the United Kingdom
660 employees
Financial leader
Profitable on a non-GAAP basis
Over $100 million annual revenue run rate
Cash flow positive

What We Do
SumTotal Systems Incorporated provides an application platform & associated services that help organizations manage and deploy mission-critical information, skills, and knowledge across all business processes
Essentially, the “operating and ERP system” for learning and performance
The SumTotal Enterprise Suite is an integrated suite of eight business performance management applications delivering end-to-end capabilities that improve employee proficiency, extended enterprise productivity and bottom-line results for the organization
TotalLMS™ complete learning management
TotalLCMS™ content management and creation
TotalVCS™ connectors for live training
TotalDashboard™ predictive analytics application
TotalPerformance™ performance management application
TotalAccess™ offline/mobile learning application
TotalInformation™ knowledge management application
TotalCollaboration™ collaboration portal

Harley-Davidson Motor Cycles	Fidelity Investments	vodafone	centrica	gsk GlaxoSmithKline	ebaY
	MOTOROLA intelligence everywhere	LEHMAN BROTHERS	Microsoft	Shell	Wyeth	Carrefour
	Owens Corning	WACHOVIA	symantec.	HALLIBURTON	Pfizer	Albertsons
	The Gillette Company	citigroup	cingular WIRELESS What do you have to say?	Northeast Utilities System	Lilly	LOWE'S Improving Home Improvement
	Schwan's	Aetna	BT	bp	Johnson & Johnson	COSTCO

SumTotal

Our Customers
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
New Sales
Hire
Customer &
Channel
Education
Corporate
University

HARLEY-DAVIDSON MOTOR CYCLES

cingular WIRELESS
What do you have to say?

HALLIBURTON®

SCANIA

gsk GlaxoSmithKline

symbol®
The Enterprise Mobility Company™

SumTotal

$1M / year saved on printing alone
30% reduction in cost / training hr
Significant Value
ROI Category
Illustrative Example
Business Impact
Training cost
efficiencies
Operating cost
leverage
Revenue leverage
Millions saved in compliance costs
Millions saved in warranty costs
Reduced time-to-market from 9
months to 3 months
Increased channel revenue from
59% to 75%

SUMT
Saba
Plateau
Oracle
GeoL
SAP
Learn.co
KnowPl
Meridian
TEDS
Vuept
WBT
Cornerst
Gen21
Geomtrx
NetDimen
RISC

SumTotal

LMS Market Share by Total Revenue
0%
5%
10%
15%
20%
SumTotal market
share is ~45%
greater than the
#2 player and
nearly 3 times the
#3 player
Source:  Bersin & Associates,
Learning Management Systems 2006

Magic Quadrant for Learning Management Systems, 2005
Challengers Leaders
Ability
To
Execute
Completeness of Vision
Niche Players Visionaries Source:
Gartner (October 2005)
Open Text
Siebel Systems
Learn.com
SAP
Outstart
Cornerstone OnDemand
Meridian KSI
Vuepoint
Intellinex
Oracle
IBM
WBT Systems
Pathlore Software
Saba
Plateau Systems
SumTotal Systems

SumTotal Differentiators – Why we win
Experience and expertise offers stability
~45% larger than next nearest competitor
1500 enterprise customers / 17 million users / peer group
Global product AND presence
Industry’s solution leader
Verticalized sales force with deep domain knowledge of client business
Significant lead in core reporting and analysis functionality
Unique, flexible architecture drives low total cost of ownership
Strength in implementation and support
Reviewed by 3   party analysts as most successful implementation team
Largest support and R&D team
rd

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: over $100M annual revenue run rate, over $10M annual cash flow from operations run rate
Current Enterprise Value: < 1.5x revenue
Four consecutive quarters of double digit, year-over-year revenue growth and profitability
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

Annual Revenue Trend (GAAP Basis) $29.5 $55.2 $75.0 $100.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2003 2004 2005 2006E $ Millions CAGR = 50%

Quarterly Revenue Trend (Non-GAAP Basis) $13.8 $17.0 $26.3 $16.1 $16.0 $26.5 $16.2 $18.5 $19.5 $26.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 2004 2005 2006 $ Millions $26 - 28

Quarterly Net Income (Non-GAAP Basis)
($6.1)
($0.7)
$0.9
($0.2)
($2.4)
$2.3
$0.4
$1.2
$0.5
$2.5
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
Q1 Q2 Q3 Q4
2004
2005
2006
$ Millions
$2 - 3

Balance Sheet/Cash Flow ($ million)
($18.0) ($15.8)
Debt
$1.5 $10.0
Net Cash from Operating Activities
($26.7) ($28.1)
Deferred Revenue
84 71
Days Sales Outstanding*
$25.2 $21.4
Receivables
$19.1 $20.1
Cash & Short Term Investments
December 31,
2005
June  30,
2006
*  Based on Non-GAAP Revenue
** Annualized
**

Non-GAAP to GAAP Reconciliation
In managing its business financial performance and establishing internal financial plans and targets the Company uses non-GAAP financial measures.
Management believes that certain non–GAAP financial measures provide greater transparency in managing its operations and business. The company has presented these non-GAAP financial measures as supplemental information to allow investors to see how management views the operating performance of the company and how it communicates the performance internally.  The company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.  This non-GAAP information is subject to material limitations and is not intended to be used in isolation or instead of results prepared in accordance with GAAP but rather in addition to the GAAP results. Also, the non–GAAP information prepared by SumTotal is not necessarily comparable to non-GAAP information provided by other companies.
A reconciliation of the non-GAAP measures to GAAP is included in the financial tables contained in this press release.  Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
The adjustments and the basis for excluding them are as follows:
Deferred Revenue Write-down
The company excludes the impact of the write-down of acquired deferred revenue to fair value relating to its acquisitions of Docent, Inc. and Pathlore
Software Corporation. This has the effect of increasing licenses, service and maintenance revenue to the amounts that would have been recorded in the absence of the purchase accounting adjustments required by GAAP. This is to done to provide management with better visibility on the contractual revenue run rate, maintenance and subscription renewal rates and the operating profitability of the business.
Stock Based Compensation
SumTotal has incurred stock-based compensation as required by FAS 123R in 2006 and by APB25 in prior years. The company excludes these expenses from services and maintenance cost of revenue, research and development expenses, sales and marketing expenses and general and administrative expenses because it believes that the information is not relevant in managing its operations. Excluding these expenses also provides for better comparability between periods and for results that better reflect the economic cash flows of the operations.
Amortization of Intangibles
The company has incurred expenses for amortization of intangibles in the cost of sales numbers reported in its GAAP financial results. These expenses relate to various acquisitions of companies and technology. Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.

Non-GAAP to GAAP Reconciliation
2003
Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Total
Non GAAP Revenue 59.7 13.8 16.1 16.2 19.5 65.6 17.0 16.0 18.5 26.9 78.4 26.3 26.5 108.0
Preacquisition Docent revenue (30.2) (5.8) (5.8)
Deferred revenue write-off (0.9) (2.0) (0.9) (0.8) (4.6) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (4.2)
GAAP Revenue 29.5 7.1 14.1 15.3 18.7 55.2 16.7 15.9 18.4 23.9 75.0 24.3 25.1 103.8
Non GAAP Net Income (6.1) (0.2) 0.4 0.5 (5.4) (0.7) (2.4) 1.2 2.5 0.6 0.9 2.3 10.0
Preacquisition Docent loss 2.9
Deferred revenue/cost write-off (0.9) (2.0) (0.9) (0.7) (4.5) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (4.2)
Amortization of intangibles (0.6) (1.4) (1.5) (1.4) (4.9) (1.4) (0.7) (0.7) (1.5) (4.3) (2.3) (2.2) (8.7)
Stock based comp (0.9) (0.3) (0.2) (0.3) (1.7) (0.2) (0.2) (0.3) (0.3) (1.0) (1.0) (1.0) (4.0)
Restructuring (0.9) (0.2) (1.1) (0.3) (0.3)
In Process R & D (1.3) (1.3)
Litigation settlement 0.0 (2.7) (2.7)
GAAP Net Income (7.8) (4.1) (2.2) (1.9) (18.9) (2.6) (3.4) 0.1 (5.3) (11.1) (4.4) (2.3) (6.9)
2004 2005 2006

Annual Revenue Trend (Non-GAAP Basis) $59.7 $65.6 $78.4 $108.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2003 2004 2005 2006E $ Millions CAGR = 20%

Quarterly Revenue Trend (Non-GAAP Basis) $13.8 $17.0 $26.3 $16.1 $16.0 $26.5 $16.2 $18.5 $19.5 $26.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 2004 2005 2006 $ Millions

Quarterly Net Income (Non-GAAP Basis)
($6.1)
($0.7)
$0.9
($0.2)
($2.4)
$2.3
$0.4
$1.2
$0.5
$2.5
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
Q1 Q2 Q3 Q4
2004
2005
2006
$ Millions

Non-GAAP Financial Model
6%
6%
61%
67%
100%
47%
$1.6
$1.6
$16.0
$17.8
$26.4
First Half 2006
Quarterly Average
10%
11%
59%
70%
100%
47%+
$2.7
$2.9
$16.0
$18.9
$27.0
Target Quarterly
Model
1% $0.3
Operating Income
68% $13.3
Operating Expenses
69% $13.6
Gross Margin
100% $19.6
Revenue
42%
Recurring Revenue as %
-
Hosting
- Maintenance
- Subscription licenses
FY 05 Quarterly
Average
$0.1 < 1%
Net Income

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: over $100M annual revenue run rate, over $10M annual cash flow from operations run rate
Current Enterprise Value: < 1.5x revenue
Four consecutive quarters of double digit, year-over-year revenue growth and profitability
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

Opportunity / Revenue / Value
Expand Talent Management
Incremental OEM
Grow Base Business

SumTotal

Several Powerful Growth Drivers
Time
Expand into Talent Management
• Recruiting
• Incentive Management
• Performance Management
• New Geographies
• 1500 Enterprise Customers
and 17 Million Users
Incremental OEM Opportunities
• HR Service Providers
• Other Service Providers
• Product OEM
Expand Base Business

SUMT installed base still under-penetrated
Represents
a sample of
Global 100
customers
Does not
account for
extended
enterprise
opportunity
Licenses/
Customers Company
0.16%
Électricité De
France
0.76% Siemens
1.22%
Samsung
Electronics
1.40% ConocoPhillips
1.51% Exxon Mobil
2.18% Fiat
2.32% Fujitsu
2.71% NEC
2.91% Renault
3.40%
Bank of
America Corp.
5.82% AT&T
Licenses/
Customers Company
8.48% Toshiba
9.29% Carrefour
9.78% J.P. Morgan Chase
16.07% BMW
17.22% General Motors
24.30% BP
29.77% Pemex
36.46% Pfizer
36.61%
Royal Dutch/Shell
Group
39.64% HSBC Holdings
49.56% Credit Suisse

accenture

Hewitt

ACS

Raytheon

Raytheon Professional Services LLC

EDS

ExcellerateHRO

The HRO business of EDS & Towers Perrin

BT

hp

NEC

IBM

webex

Microsoft

interwise

SUCCESS FACTORS

Workforce performance management

ENTERPRISE PROFESSIONAL

Google

HARVARD BUSINESS SCHOOL PUBLISHING

SkillSoft

THE E-LEARNING SOLUTIONS COMPANY

THOMSON NETg

TRINITY WORKPLACE LEARNING

SumTotal

Industry Leading Alliances and Channels Human Resource Outsourcing Systems Integrators Technology Content

Content Management
Knowledge Management
20%
25%
17%
12%

SumTotal

Integration and Data Platform
Competency Management
Unique Platform for Growth in Talent Management
Recruitment
Management
($660M)
Performance
Management
($180M)
Learning
Management
($545M)
Compensation
Management
($290M)
Sources: Yankee Group, Gartner Group
2005 Market Size and 3 Year CAGR
Web Services / Portal / Reporting and Analytics

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: over $100M annual revenue run rate, over $10M annual cash flow from operations run rate
Current Enterprise Value: < 1.5x revenue
Four consecutive quarters of double digit, year-over-year revenue growth and profitability
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

2006 Focus - Execution
Deliver Financial Excellence
Double digit revenue growth
Profitable on a non-GAAP basis
Operating cash flow positive
Deliver Operational Excellence
High Customer Satisfaction
Continued sales and migration to SumTotal Enterprise Suite 7
Successful build and launch of next product release
Expand Business Scope to Adjacent Markets Within Talent Management
Via acquisition
Via internal creation of industry-leading products
Create Significant Shareholder Value

Summary
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: over $100M annual revenue run rate, over $10M annual cash flow from operations run rate
Current Enterprise Value: < 1.5x revenue
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets

Neil Laird
CFO
SumTotal Systems, Inc.
650-934-9525
nlaird@sumtotalsystems.com
Gwyn Lauber
Senior Manager, Investor Relations
SumTotal Systems, Inc.
650-934-9594
glauber@sumtotalsystems.com
Further Questions